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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of April 2, 2002

                                 By and Between

                                    DDI CORP.

                                    as Issuer

                                       and

                           J.P. MORGAN SECURITIES INC.

                            ROBERTSON STEPHENS, INC.

                              as Initial Purchasers

                  6.25% Convertible Subordinated Notes Due 2007

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Definitions..............................................................1
2.   Shelf Registration.......................................................5
3.   Additional Amounts.......................................................7
4.   Registration Procedures..................................................9
5.   Registration Expenses...................................................15
6.   Indemnification.........................................................16
7.   Rules 144 and 144A......................................................20
8.   Underwritten Registrations..............................................20
9.   Miscellaneous...........................................................20
     (a)  No Inconsistent Agreements.........................................20
     (b)  Adjustments Affecting Registrable Securities.......................21
     (c)  Amendments and Waivers.............................................21
     (d)  Notices............................................................21
     (e)  Successors and Assigns.............................................22
     (f)  Counterparts.......................................................22
     (g)  Headings...........................................................22
     (h)  Governing Law......................................................23
     (i)  Severability.......................................................23
     (j)  Securities Held by the Company or Its Affiliates...................23
     (k)  Third-Party Beneficiaries..........................................23
     (l)  Entire Agreement...................................................23

                                        i

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                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is dated as of
                                                   ---------
April 2, 2002, by and between DDI CORP., a Delaware corporation (the "Company"),
                                                                      -------
and J.P. MORGAN SECURITIES INC. and ROBERTSON STEPHENS, INC. (the "Initial
                                                                   -------
Purchasers").
----------

          This Agreement is entered into in connection with the Purchase Agreement, dated as of March 26, 2002 (the "Purchase Agreement"), by and between
                                            ------------------
the Company and the Initial Purchasers, which provides for the sale by the Company to the Initial Purchasers of $100,000,000 aggregate principal amount of the Company's 6.25% Convertible Subordinated Notes Due 2007 (the "Firm Notes"),
                                                                  ----------
which are convertible into Common Stock of the Company, par value $.01 per share (the "Underlying Shares"), plus up to an additional $15,000,000 aggregate
      -----------------
principal amount of the same that the Initial Purchasers may subsequently elect to purchase pursuant to the terms of the Purchase Agreement (the "Additional
                                                                  ----------
Notes" and, together with the Firm Notes, the "Convertible Notes"). The
-----                                          -----------------
Convertible Notes are being issued pursuant to an indenture, dated as of the date hereof (the "Indenture"), between the Company and State Street Bank and
                  ---------
Trust Company, as Trustee.

          In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Convertible Notes or Underlying Shares. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Firm Notes under the Purchase Agreement.

          The parties hereby agree as follows:

     1.   Definitions.
          -----------

          As used in this Agreement, the following terms shall have the following meanings:

          Additional Amounts: See Section 3(a) hereof.
          ------------------

          Additional Notes: See the second introductory paragraph hereto.
          ----------------

          Agreement: See the first introductory paragraph hereto.
          ---------

          Amount of Registrable Securities: (a) With respect to Convertible
          --------------------------------
Notes constituting Registrable Securities, the aggregate principal amount of all such Convertible Notes outstanding, (b) with respect to Underlying Shares constituting Registrable Securities, the aggregate number of such Underlying Shares outstanding multiplied by the Conversion Price (as defined in the Indenture) in effect at the time of computing the Amount of

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Registrable Securities or, if no such Convertible Notes are then outstanding, the last Conversion Price that was in effect under the Indenture when any such Convertible Notes were last outstanding, and (c) with respect to combinations thereof, the sum of (a) and (b) for the relevant Registrable Securities.

          Blue Sky Laws: State securities or "blue sky" laws.
          -------------

          Business Day: Any day that is not a Saturday, Sunday or a day on which
          ------------
banking institutions in New York are authorized or required by law to be closed.

          Closing Date: April 2, 2002.
          ------------

          Company: See the first introductory paragraph hereto.
          -------

          Convertible Notes: See the second introductory paragraph hereto.
          -----------------

          Damages Payment Date: See Section 3(c) hereof.
          --------------------

          Depositary: The Depository Trust Company until a successor is
          ----------
appointed by the Company.

          Effectiveness Date: The 180th day after the Closing Date.
          ------------------

          Effectiveness Period: See Section 2(a) hereof.
          --------------------

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the
          ------------
rules and regulations of the SEC promulgated thereunder.

          Filing Date: The 90th day after the Closing Date.
          -----------

          Firm Notes: See the second introductory paragraph hereto.
          ----------

          Holder: Any holder of Registrable Securities.
          ------

          Indemnified Holder: See Section 6 hereof.
          ------------------

          Indemnified Person: See Section 6 hereof.
          ------------------

          Indemnifying Person: See Section 6 hereof.
          -------------------

          Indenture: See the second introductory paragraph hereto.
          ---------

          Initial Purchasers: See the first introductory paragraph hereto.
          ------------------

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          Initial Shelf Registration: See Section 2(a) hereof.
          --------------------------

          Initial Shelf Registration Statement: See Section 2(a) hereof.
          ------------------------------------

          Inspectors: See Section 4(n) hereof.
          ----------

          Late Notice Holder: See Section 2(d) hereof.
          ------------------

          NASD: See Section 4(q) hereof.
          ----

          Notice and Questionnaire: A written notice delivered to the Company
          ------------------------
containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the Offering Circular of the Company dated March 26, 2002 relating to the Convertible Notes.

          Notice Holder: Any Holder that has delivered a Notice and
          -------------
Questionnaire to the Company on or prior to the Questionnaire Deadline.

          Person: An individual, partnership, corporation, limited liability
          ------
company, unincorporated association, trust or joint venture, or a governmental agency or political subdivision thereof.

          Prospectus: The prospectus included in any Registration Statement
          ----------
(including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          Purchase Agreement: See the second introductory paragraph hereto.
          ------------------

          QIU: See Section 4(q) hereof.
          ---

          Questionnaire Deadline: See Section 2(d) hereof.
          ----------------------

          Records: See Section 4(n) hereof.
          -------

          Registrable Securities: All Convertible Notes and all Underlying
          ----------------------
Shares upon original issuance thereof and at all times subsequent thereto until the earliest to occur of (i) a Registration Statement covering such Convertible Notes and Underlying Shares having been declared effective by the SEC and such Convertible Notes and Underlying Shares having been disposed of in accordance with such effective Registration Statement, (ii) such Convertible

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Notes and Underlying Shares having been sold in compliance with Rule 144 and
(iii) such Convertible Notes and any Underlying Shares ceasing to be outstanding.

          Registration Default: See Section 3(a) hereof.
          --------------------

          Registration Statement: Any registration statement of the Company
          ----------------------
filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          Rule 144: Rule 144 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          Rule 144A: Rule 144A promulgated under the Securities Act, as such
          ---------
Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          Rule 415: Rule 415 promulgated under the Securities Act, as such Rule
          --------
may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC: The Securities and Exchange Commission.
          ---

          Securities Act: The Securities Act of 1933, as amended, and the rules
          --------------
and regulations of the SEC promulgated thereunder.

          Shelf Registration: See Section 2(b) hereof.
          ------------------

          Shelf Registration Statement: See Section 2(b) hereof.
          ----------------------------

          Subsequent Shelf Registration: See Section 2(b) hereof.
          -----------------------------

          Suspension Period: See Section 3(b) hereof.
          -----------------

          TIA: The Trust Indenture Act of 1939, as amended, and the rules and
          ---
regulations of the SEC promulgated thereunder.

          Trustee: The Trustee under the Indenture.
          -------

          Underlying Shares: See the second introductory paragraph hereto.
          -----------------

          underwritten registration or underwritten offering: A registration in
          --------------------------------------------------
which securities of the Company are sold to an underwriter for reoffering to the public.

     2.   Shelf Registration.
          ------------------

          (a) Shelf Registration. The Company shall file with the SEC a
              ------------------
Registration Statement (the "Initial Shelf Registration Statement") for an
                             ------------------------------------
offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities held by Notice Holders (the "Initial Shelf
                                                        -------------
Registration") on or prior to the Filing Date; provided, that subject to Section
------------                                   --------
2(d) hereof, the Initial Shelf Registration shall cover all of the Registrable Securities of Late Notice Holders. The Initial Shelf Registration shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings (subject to Section 8 hereof)). The Company shall not permit any securities other than Registrable Securities to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below), other than those shares of Common Stock that may be required to be included in the Initial Shelf Registration or any Subsequent Shelf Registration in accordance with piggyback registration rights granted prior to the date hereof in respect of approximately 1,300,000 shares of the Company's Common Stock.

          The Company shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as soon as practicable after such Initial Shelf Registration is filed and, in any event, on or prior to the Effectiveness Date and to keep such Initial Shelf Registration continuously effective under the Securities Act until the earlier of when (i) all the Registrable Securities are registered under the Shelf Registration (as defined below) and have been disposed of in the manner set forth and as contemplated therein, (ii) certain transfer restrictions on the Registrable Securities are terminated as a result of the application of Rule 144(k), (iii) all the Registrable Securities have been resold pursuant to Rule 144 under the Securities Act, (iv) all the Registrable Securities cease to be outstanding and
(v) all the Registrable Securities may be sold during any three-month period pursuant to Rule 144 (the "Effectiveness Period").
                           --------------------

          At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

          (b) Subsequent Shelf Registrations. If the Initial Shelf Registration
              ------------------------------
or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the

Effectiveness Period (other than because of the sale of all of the securities registered thereunder), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration or any Subsequent Shelf Registration, as the case may be, in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent
                                                                    ----------
Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company
------------------
shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Registration Statement continuously effective during the Effectiveness Period. As used herein the term "Shelf Registration"
                                                          ------------------
means the Initial Shelf Registration and any Subsequent Shelf Registration and the term "Shelf Registration Statement" means any Registration Statement filed
          ----------------------------
in connection with a Shelf Registration.

          (c) Supplements and Amendments. The Company shall promptly supplement
              --------------------------
and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of the majority in Amount of Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

          (d) Holder Procedures. No Holder of Registrable Securities may include
              -----------------
any of its Registrable Securities in the Shelf Registration Statement pursuant to this Agreement unless such Holder mails via first-class registered mail or transfers via courier or hand delivery that confirms delivery, a properly completed Notice and Questionnaire to the Company on or prior to the 20th Business Day after the date the Notice and Questionnaire is deemed to have been given in accordance with Section 9(d) hereof (or, in the case of a Holder that is a transferee of Registrable Securities, on or prior to the earlier of (i) the 20th Business Day after the completion of the transfer of Registrable Securities to the transferee and (ii) 9:00 a.m., New York time, on the fifth Business Day before the effectiveness of the Shelf Registration Statement) (the "Questionnaire Deadline") and such other information as the Company may
 ----------------------
reasonably request for use in connection with the Shelf Registration Statement or Prospectus or in any application to be filed with or under state securities laws. In connection with all requests for information from Holders of Registrable Securities with respect to inclusion of Registrable Securities in the Shelf Registration Statement, the Company shall notify such Holders of the requirements set forth in the preceding sentence. The Company agrees and undertakes that (i) it shall distribute a Notice and Questionnaire no earlier than 60 Business Days and no later than 30 Business Days prior to the expected effectiveness of the Shelf Registration Statement to each Holder at the address set forth on the register of securities maintained by the registrar of the Convertible Notes or the records of the transfer agent of the Underlying Shares at such time, and (ii) upon the request of any Holder which is deemed to have been given in accordance with Section 9(d) hereof prior to 9:00 a.m., New York time, on the fifth Business Day before the effectiveness of the Shelf Registration Statement, the Company shall distribute a Notice and Questionnaire to such Holder at the address set forth in such request. Holders that do not complete the Holder Questionnaire and timely deliver it to the Company shall not be named as selling securityholders in the Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell Registrable Securities pursuant to the Shelf Registration Statement. Notwithstanding the foregoing, upon request from a Holder that did not return a Notice and Questionnaire on a timely basis, (i) the Company shall distribute a Notice and Questionnaire to such Holder at the address set forth in the request and (ii) upon receipt of a properly completed Notice and Questionnaire from such Holder (a "Late Notice Holder"), the Company shall use its reasonable best
           ------------------
efforts to name such Holder as a selling securityholder by means of a pre-effective amendment or, if permitted by the SEC, by means of a Prospectus supplement to the Shelf Registration Statement; provided, however, that the
                                                --------  -------
Company shall have no obligation to pay Additional Amounts to such Holder for its failure to file such pre-effective amendment or Prospectus supplement; provided further, that the Company shall in no circumstances be obligated to
-------- -------
file a post-effective amendment to name such Holder as selling securityholder. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

     Notwithstanding anything in this Agreement to the contrary, no Holder of Registrable Securities shall be entitled to Additional Amounts pursuant to Sections 3(a)(i) and (ii) hereof unless such Holder is a Notice Holder. A Late Notice Holder that is named as selling securityholder by means of a pre-effective amendment or a Prospectus supplement to the Shelf Registration Statement shall be entitled to Additional Amounts pursuant to Section 3(a)(iii) if such Late Notice Holder is named as a selling securityholder at the time the Shelf Registration ceases to be effective.

     From and after the date the Initial Shelf Registration Statement is declared effective, each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver notice of a proposed sale to the Company at least 5 Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement.

     3.   Additional Amounts.
          ------------------

          (a) The Company and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Company fails to fulfill its obligations under Section 2 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay additional amounts on the Registrable

Securities ("Additional Amounts") under the circumstances and to the extent set
             ------------------
forth below (each of which shall be given independent effect; each a "Registration Default"):
 --------------------

     (i) if the Initial Shelf Registration is not filed on or prior to the Filing Date, then commencing on the day after the Filing Date, Additional Amounts shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days immediately following the Filing Date, such Additional Amounts increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

     (ii) if the Initial Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date, then commencing on the day after the Effectiveness Date, Additional Amounts shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days immediately following, such Additional Amounts increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period; and

     (iii) if a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as permitted under Section 3(b)), then Additional Amounts shall accrue on the Registrable Securities at a rate of 0.25% per annum on the Amount of Registrable Securities for the first 90 days commencing on the day the shelf registration ceases to be effective, such Additional Amounts increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period;

provided, however, that Additional Amounts on the Registrable Securities may not
--------  -------
accrue under more than one of the foregoing clauses (i), (ii) or (iii) at any one time and at no time shall the aggregate amount of Additional Amounts accruing exceed in the aggregate 1.0% per annum of the Amount of Registrable Securities; provided, further, however, that (1) upon the filing of the Shelf
            --------  -------  -------
Registration as required hereunder (in the case of clause (a)(i) of this Section
3), (2) upon the effectiveness of the Shelf Registration as required hereunder (in the case of clause (a)(ii) of this Section 3) or (3) upon the effectiveness of a Shelf Registration which had ceased to remain effective (in the case of clause (a)(iii) of this Section 3), Additional Amounts on the Registrable Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue. It is understood and agreed that, notwithstanding any provision to the contrary, (i) so long as any Registrable Security is then covered by an effective Shelf Registration Statement, no Additional Amounts shall accrue on such Registrable Security and (ii) no holder of Registrable Securities shall be entitled to Additional Amounts unless such holder has complied with its obligations to furnish the information required regarding such holder.

          (b) Notwithstanding paragraph (a) of this Section 3, the Company shall be permitted to suspend the effectiveness of a Shelf Registration for up to 45 consecutive days (a "Suspension Period") in any 90-day period without being
                     -----------------
required to pay Additional Amounts; provided that in the case of suspension of
                                    -------- ----
the effectiveness of a Shelf Registration due to an acquisition, divestiture, disposition or probable acquisition, financing, recapitalization, business combination, other similar transaction or the existence of any fact or the occurrence of any other event, including without limitation, pending negotiations relating to, or the consummation of, a transaction, which would require additional disclosure of material, non-public information by the Company in the Shelf Registration Statement as to which the Company has a bona fide business purpose for preserving confidentiality, the Company may extend the Suspension Period by up to an additional 30 days without being required to pay Additional Amounts. The aggregate duration of any Suspension Periods shall not, without incurring any obligation to pay Additional Amounts, exceed 120 days in any 365-day period.

          (c) So long as Convertible Notes remain outstanding, the Company shall notify the Trustee within two Business Days after each and every date on which an event occurs in respect of which Additional Amounts is required to be paid. Any amounts of Additional Amounts due pursuant to clause (a)(i), (a)(ii) or
(a)(iii) of this Section 3 will be payable in cash semi-annually on each April 1 and October 1 (each a "Damages Payment Date"), commencing with the first such
                       --------------------
date occurring after any such Additional Amounts commences to accrue, to Holders to whom regular interest is payable on such Damages Payment Date with respect to Convertible Notes that are Registrable Securities and to Persons that are registered Holders on March 15 or September 15 preceding such Damages Payment Date with respect to Underlying Shares that are Registrable Securities. The amount of Additional Amounts for Registrable Securities will be determined by multiplying the rate of Additional Amounts by the Amount of Registrable Securities outstanding on the Damages Payment Date following such Registration Default in the case of the first such payment of Additional Amounts with respect to a Registration Default and thereafter at the next succeeding Damages Payment Date until the cure of such Registration Default.

     4.   Registration Procedures.
          -----------------------

          In connection with the filing of any Registration Statement pursuant to Section 2 hereof, the Company shall effect such registrations to permit the resale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder the Company shall:

          (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Section 2 hereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing any
                              --------  -------
Registration Statement or Prospectus or any amendments or supplements thereto, the Company shall furnish to and afford the Initial Purchasers, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents proposed to be filed (in each case, where possible, at least five Business Days prior to such filing), and shall incorporate into such filings such comments and changes as may be reasonably requested by such persons. The provisions of this paragraph (a) shall not apply to the filing by the Company of annual, quarterly or current reports, or proxy statements or schedules under the Exchange Act.

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall be deemed not to have used its reasonable best efforts to keep a Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in selling Holders of the Registrable Securities covered thereby that are Notice Holders not being able to sell such Registrable Securities during that period unless such action is required by applicable law or unless the Company complies with this Agreement, including, without limitation, the provisions of Sections 2(b) and 4(k) hereof.

          (c) Notify the selling Holders of Registrable Securities, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days) and, confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose,
(iii) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to a Registration Statement, Prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus and, if any such order is issued, to use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If reasonably requested by the managing underwriter or underwriters, if any, or the Holders of the majority in Amount of Registrable Securities being sold in connection with an underwritten offering (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, such Holders or counsel for any of them reasonably determine is necessary to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendment to such Registration Statement.

          (f) Furnish to each selling Holder of Registrable Securities, counsel to such Holders (chosen in accordance with Section 5(b)) and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) Deliver to each selling Holder of Registrable Securities, counsel to such Holders (chosen in accordance with Section 5(b)) and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the second paragraph of Section 4(s) hereof, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, to the extent required by applicable law, and to cooperate with the selling Holders of Registrable Securities, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or offer and sale under the Blue Sky Laws of such jurisdictions within the United States as any selling Holder, or the managing underwriter or underwriters, if any, reasonably request; provided, however, that
                                                         --------  -------
where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause the Company's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 4(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (A) qualify
--------  -------
generally to do business in any jurisdiction where it is not then so qualified,
(B) take any action that would subject it to general service of process in any jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any jurisdiction where it is not then so subject.

          (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing shares of Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository; and enable such shares of Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request; provided that, in connection with a sale of Registrable Securities pursuant to any Registration Statement, the Company will not be required to deliver any certificates not bearing restrictive legends prior to a reasonable time immediately preceding the sale of the Registrable Securities represented by such certificates.

          (j) Use its reasonable best efforts to cause the Registrable Securities covered by any Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals.

          (k) Upon the occurrence of any event contemplated by paragraph 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, as promptly as practicable prepare and (subject to Section 4(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable

Securities being sold thereunder, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with certificates for the Registrable Securities in a form eligible for deposit with the Depository and (ii) provide required CUSIP numbers for the Registrable Securities.

          (m) In connection with any underwritten offering of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement as is customary in underwritten offerings of securities similar to the Registrable Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of securities similar to the Registrable Securities and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Company and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of securities similar to the Registrable Securities and such other matters as may be reasonably requested by the managing underwriter or underwriters; and (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of securities similar to the Registrable Securities and such other matters as reasonably requested by the managing underwriter or underwriters as permitted by the Statement on Auditing Standards No. 72. The above shall be done as and to the extent required by such underwriting agreement.

          (n) Make available for inspection by one or more representatives of the selling Holders (designated in writing by the Holders of the majority in Amount of Registrable Securities proposed to be sold), any underwriter participating in any such disposition of

Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business
 ----------
hours at such time or times as shall be mutually convenient for the Company and the Inspectors as a group, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any
 -------
applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, however, that the Company shall have no obligation to deliver information to any Inspector pursuant to this Section 4(n) unless such Inspector shall have executed and delivered a confidentiality agreement in a form reasonably acceptable to the Company relating to such information.

          (o) Provide (i) the Holders of the Registrable Securities to be included in such Registration Statement and counsel to such Holders (chosen in accordance with Section 5(b)), (ii) the underwriters (which term, for purposes of this Registration Rights Agreement, shall include a Person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (iii) the sales or placement agent, if any, thereof, and (iv) one counsel for such underwriters or agents, reasonable opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto.

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (q) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"), including, if the Conduct Rules of the
                               ----
NASD or any successor thereto as amended from time to time so require, engaging a "qualified independent underwriter" ("QIU") as contemplated therein and making
                                        ---
Records available to such QIU as though it were a participating underwriter for the purposes of Section 4(n) and otherwise applying the provisions of this Agreement to such QIU (including indemnification) as though it were a participating underwriter.

          (r) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee and the Holders of the Registrable Securities to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner.

          (s) Use its reasonable best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

          Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon actual receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii) or 4(c)(iv) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

     5.   Registration Expenses.
          ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with Blue Sky Laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as provided in
Section 4(h) hereof), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with the Depository and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of the majority in Amount of Registrable Securities included in any Registration Statement, (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of counsel for the sellers of the Registrable Securities (subject to the provisions of Section 5(b) hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 4(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company desires such insurance, (vii) fees and expenses of all other Persons retained by the Company, (viii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (ix) the expense of any annual audit, (x) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements and any other documents necessary in order to comply with this Agreement. Notwithstanding anything in this Agreement to the contrary, (i) each Holder shall pay all underwriting discounts and brokerage commissions with respect to any Registrable Securities sold by it and (ii) each underwriter, sales or placement agent shall bear the fees and disbursements of any counsel retained by such underwriter, sales or placement agent.

          (b) The Company shall reimburse the Holders of the Registrable Securities being registered in a Shelf Registration for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in Amount of Registrable Securities to be included in such Registration Statement.

     6.   Indemnification.
          ---------------

          The Company agrees to indemnify and hold harmless (i) the Initial Purchasers, (ii) each Holder, (iii) each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchasers, the Holders (including predecessor Holders) or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Holder"), from and against any
                                      ------------------
and all losses, claims, damages, liabilities, joint or several, and judgments (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) to which they become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment or supplement thereto or any related preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such Indemnified Person, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided, however, that the Company shall not be liable to any Indemnified Holder under the indemnity agreement of this paragraph with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability, judgment or expense of such Indemnified Holder results from the fact that such Indemnified Holder sold Registrable Securities under a Registration Statement to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the preliminary prospectus as then amended or supplemented if the Company shall have furnished such Indemnified Holder with such amendment or supplement thereto on a timely basis), in any case where such delivery is required by applicable law and the loss, claim, damage, liability or expense of such Indemnified Holder results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus (or in the preliminary prospectus as then amended or supplemented if the Company shall have furnished such Indemnified Holder with such amendment or supplement thereto, as the case may be, on a timely basis). The Company shall notify each Indemnified Holder and the Initial Purchasers promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company, such Indemnified Holder or the Initial Purchasers.

          Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Initial Purchasers, each of their respective directors, each of their respective officers, representatives, employees and agents and each Person who controls the Company or the Initial Purchasers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Holder and the Initial Purchasers, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus.

          If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly
                                            ------------------
notify the Person or Persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing of the commencement thereof; but the failure
 -------------------
so to notify the Indemnifying Person (i) will not relieve it from liability under the two immediately preceding paragraphs unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the Indemnifying Person of substantial rights and defenses; and (ii) will not, in any event, relieve the Indemnifying Person from any obligations to any Indemnified Person other than the indemnification obligation provided in the two preceding paragraphs. Such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this
Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Person(s) which are different from or additional to those available to the Indemnifying Person; (iii) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; or (iv) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Indemnified Holders shall be designated in writing by the Holders of the majority in Amount of Registrable Securities, and any such separate firm for the Company, its directors, respective officers and such control Persons of the Company shall be designated in writing by the Company. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each such Indemnified Person from all liability arising out of such claims, actions, suits or proceedings.

          If the indemnification provided for in the first and second paragraphs of this Section 6 is insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, "Losses") (i) in such proportion as is
                                    ------
appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand, and the Indemnified Person on the other hand, pursuant to the Purchase Agreement or from the offering of the Registrable Securities pursuant to any Shelf Registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Person on the one hand, and the Indemnified Person on the other, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and any Indemnified Holder on the other, shall be deemed to be in the same proportion as the total net proceeds from the initial offering and sale of Convertible Notes (before deducting expenses) received by the Company bear to the total net proceeds received by such Indemnified Holder from sales of Registrable Securities giving rise to such obligations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Indemnified Holder and the parties' intent, relative knowledge, information and opportunity to correct or prevent such statement or omission.

          The Company and each of the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6, in no event shall any Holder be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 6, each person who controls an Initial Purchasers within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Initial Purchasers shall have the same rights to contribution as such Initial Purchasers, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions set forth in this paragraph.

          The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

          The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company, its officers or directors or any other

Person controlling any of the Company and (iii) acceptance of and payment for any of the Registrable Securities.

     7.   Rules 144 and 144A.
          ------------------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, for so long as any Registrable Securities remain outstanding, if at any time the Company is not required to file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available such information necessary to permit sales pursuant to Rule 144A under the Securities Act. The Company further covenants that, for so long as any Registrable Securities remain outstanding, it will use its reasonable best efforts to take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144(k) and Rule 144A under the Securities Act, as such rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     8.   Underwritten Registrations.
          --------------------------

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of the majority in Amount of Registrable Securities to be included in such offering and will be reasonably acceptable to the Company; provided, however, that notwithstanding anything contained in this Agreement to
--------  -------
the contrary, no underwritten offering shall be effected pursuant to this Agreement without the consent of the Company.

          No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     9.   Miscellaneous.
          -------------

          (a) No Inconsistent Agreements. The Company has not, as of the date
              --------------------------
hereof, and the Company shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company will not enter into any agreement with respect to any of its securities that will grant to any Person piggyback registration rights with respect to a Registration Statement (as defined herein).

          (b) Adjustments Affecting Registrable Securities. The Company shall
              --------------------------------------------
not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers. The provisions of this Agreement may not
              ----------------------
be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and the Holders of not less than the majority in Amount of Registrable Securities; provided, however, that Section 6 and this Section
                           --------  -------
9(c) may not be amended, modified or supplemented without the prior written consent of the Company and each Holder (including, in the case of an amendment, modification or supplement of Section 6, any Person who was a Holder of Registrable Securities disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in Amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

          (d) Notices. All notices and other communications (including, without
              -------
limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

     (1) if to a Holder of the Registrable Securities, at the most current address of such Holder set forth on the records of the registrar under the Indenture, in the case of Holders of Convertible Notes, and the stock ledger of the Company, in the case of Holders of common stock of the Company.

     (2) if to the Initial Purchasers:

         J.P. MORGAN SECURITIES INC.
         ROBERTSON STEPHENS, INC.
         c/o J.P. Morgan Securities Inc.
         60 Wall Street

         New York, New York 10260
         Attention:  Syndicate Department

     with copies to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         Four Times Square
         New York, New York 10036
         Facsimile No.:  (212) 735-2000
         Attention:  Phyllis G. Korff, Esq.

         (2) if to the Company, at the addresses as follows:

         DDi Corp.
         1220 Simon Circle
         Anaheim, California 92806
         Facsimile No.:  (714) 688-7500
         Attention:  General Counsel

     with copies to:

         Paul, Hastings, Janofsky and Walker
         695 Town Center Drive, 17th Floor
         Costa Mesa, California 92626
         Facsimile No.:  (714) 979-1921
         Attention:  John F. Della Grotta, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

          (e) Successors and Assigns. This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto, including the Holders; provided, however, that this Agreement shall not inure to
                       --------  -------
the benefit of or be binding upon a successor or assign of a Holder unless and except to the extent such successor or assign holds Registrable Securities.

          (f) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS SITTING IN MANHATTAN, NEW YORK CITY, THE STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (i) Severability. If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Securities Held by the Company or Its Affiliates. Whenever the
              ------------------------------------------------
consent or approval of Holders of a specified percentage in Amount of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (k) Third-Party Beneficiaries. Holders of Registrable Securities are
              -------------------------
intended third-party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

          (l) Entire Agreement. This Agreement, together with the Purchase
              ----------------
Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand, and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    DDI CORP.


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                    J.P. MORGAN SECURITIES INC.


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                    ROBERTSON STEPHENS, INC.


                                    By:
                                          --------------------------------------
                                          Name:
                                          Title: